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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (date of earliest event reported): October 1, 2003


                             FLEMING COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)


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
                OKLAHOMA                              1-8140                              48-0222760
        (State of incorporation              (Commission file number)       (I.R.S. employer identification number)
            or organization)
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
                          1945 LAKEPOINTE DRIVE
                            LEWISVILLE, TEXAS                                                 75057
                 (Address of principal executive offices)                                  (Zip code)
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       Registrant's telephone number, including area code: (972) 906-8000


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On October 1, 2003, Core-Mark International, Inc. (the "Company"), a wholly-owned subsidiary of Fleming Companies, Inc. ("Fleming"), issued a press release announcing that it is advancing on its evaluation of strategic initiatives, including the sale of its business and reorganization and other business alternatives. Beginning on October 1, 2003, the Company will simultaneously accept bids from parties interested in purchasing the business and explore reorganization alternatives. Preliminary non-binding indications of interest from first-round participants for the acquisition of the business are due by November 3, 2003 and it is anticipated that final bids will be due in December 2003. At the end of the bidding process, the Company will consider the bids and its reorganization alternatives. The Blackstone Group will be managing the sales process on behalf of the Company.

         On October 7, 2003, the Company issued a press release announcing that it plans to integrate three eastern distribution centers that have historically been a part of Fleming's convenience business. In addition, Fleming plans to close three divisions that were historically part of its convenience business. Some customers serviced by these closed divisions will be serviced by the Company. Fleming and the Company plan to contact customers at these closed divisions to discuss service options. In addition, the Company announced that Fleming and the Company are continuing to work with their secured lenders and the Official Committee of Unsecured Creditors appointed by the U.S. Bankruptcy Court to agree on a strategy for the Company to emerge from Chapter 11. The Company also provided an update regarding its positive operational progress over the past six months.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, each of the press releases dated October 1, 2003 and October 7, 2003, referenced as Exhibit 99.1 and Exhibit 99.2, respectively, below, and the information set forth therein is deemed to have been furnished pursuant to Item 9 hereof and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.

         (c) EXHIBITS

         EXHIBIT
         NUMBER          DESCRIPTION

         99.1      --    Press release dated October 1, 2003.

         99.2      --    Press release dated October 7, 2003.


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ITEM 9. REGULATION FD DISCLOSURE.

         On each of October 1, 2003 and October 7, 2003, the Company issued a press release announcing the matters referenced in Item 5 hereof. A copy of each such press release is furnished as an exhibit to this Current Report. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press releases and the information set forth therein is deemed to have been furnished pursuant to this Item 9 and shall not be deemed to have been "filed" under the Securities Exchange Act of 1934.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FLEMING COMPANIES, INC.


Date:  October 9, 2003               By:/s/ REBECCA A. ROOF
                                        ---------------------------------------
                                        Rebecca A. Roof
                                        Interim Chief Financial Officer


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                                INDEX TO EXHIBITS

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EXHIBIT
NUMBER               DESCRIPTION
------               -----------

99.1       --     Press release dated October 1, 2003.

99.2       --     Press release dated October 7, 2003.
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